Supplement, dated May 20, 2002, to the
                       Prospectus, dated February 1, 2002,
                                       of
            Seligman Pennsylvania Municipal Fund Series (the "Fund")


The following sentence is inserted immediately after the first sentence in the second paragraph under "Principal Investment Strategies" on page 1 of the Fund's
Prospectus:

      "This principal investment strategy is fundamental and may be changed only with shareholder approval."

The second sentence of the last paragraph under "Principal Investment Strategies" on page 2 of the Fund's Prospectus has been revised as follows:

      "Except as otherwise noted, the principal investment strategies may be changed without shareholder approval."